UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

VAXCYTE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39323	46-4233385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 Hatch Drive Foster City, California 94404
(Address of principal executive offices, including zip code)

(650) 837-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCVX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On June 16, 2020, Vaxcyte, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the IPO. A description of certain provisions of the Restated Certificate is set forth in the section titled “Description of Capital Stock” in the final prospectus filed with the U.S. Securities and Exchange Commission on June 15, 2020, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statements on Form S-1, as amended (File Nos. 333-238630 and 333-239110) (the “Prospectus”).

Amendment and Restatement of Bylaws

Effective as of June 16, 2020, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws, to be effective upon the closing of the IPO. A description of certain provisions of the Restated Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing descriptions of the Restated Certificate and Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference herein.

ITEM 8.01.	Other Events.

On June 16, 2020, the Company completed its initial public offering of 17,968,750 shares of its common stock at a price to the public of $16.00 per share, which includes the full exercise of the underwriters’ option to purchase 2,343,750 additional shares of the Company’s common stock. A copy of the press release announcing the closing of the initial public offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Vaxcyte, Inc.

3.2	Amended and Restated Bylaws of Vaxcyte, Inc.

99.1	Press release dated June 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020	VAXCYTE, INC.

	By:	/s/ Grant E. Pickering
Grant E. Pickering
President and Chief Executive Officer